                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported)   September 30, 1997
                                                  ----------------------


                          BOSTON LIFE SCIENCES, INC.
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                    0-6533               87-0277826
-------------------------------      -----------        -------------------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
incorporation or organization)       File No.)          Identification No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                         02116
----------------------------------------                     --------
(Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code  (617)  425-0200
                                                  --------------------

Item 5.  Other Events.
         ------------

Boston Life Sciences, Inc. announced the results of its double-blind, placebo-controlled Phase III trial of Therafectin(R) for the treatment of Rheumatoid Arthritis (RA). The primary efficacy variable was "Therapeutic Success", defined as a return to baseline or better in the number of painful joints, swollen joints, and global assessments at the final visit. The secondary variables were the number of painful joints, the number of swollen joints, the patient's global assessment, and the physician's global assessment. The results were analyzed on an Intent to Treat (ITT), Last Observation Brought Forward
(LOBF) basis.

The Company reported that preliminary analysis of the results did not demonstrate a statistically significant difference between Therafectin and placebo in the percentage of patients achieving "Therapeutic Success". 40% of patients receiving Therafectin and 33% of patients receiving placebo achieved "Therapeutic Success". The Company also noted that in centers that enrolled at least 10 patients, 48% of Therafectin patients achieved "Therapeutic Success" as compared to placebo patients who achieved "Therapeutic Success" in 29% of cases. Among secondary efficacy variables, the improvement in the number of swollen joints in patients receiving Therafectin was, however, highly statistically significantly better than in those patients receiving placebo. Consistent with the previously established excellent safety profile of Therafectin, there were no significant adverse events attributable to the drug during the course of the study.

While Therafectin performed better than placebo, the Company expressed its disappointment that the primary endpoint fell short of statistical significance. The Company will seek input and advice from an advisory panel of rheumatologists to help determine whether to proceed with a submission of an amendment to the pending NDA seeking approval for the drug.

The focus of the Company will remain on the development of all of the products in its portfolio, including Altropane, a Parkinson's Disease diagnostic imaging agent projected to complete clinical trials in the first half of 1998; Troponin, its anti-angiogenic agent for which an IND filing is planned for the first half of 1998; Axogenesis Factor 1, a Central Nervous System growth factor; and C-maf a novel T-cell switch factor. The Company believes its current cash is adequate to sustain its R&D programs through 1999.

Item 7.  Exhibits.
         --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1    Press Release, dated September 30, 1997.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                BOSTON LIFE SCIENCES, INC.

Dated: October 9, 1997          By:/s/ Joseph Hernon
                                   ------------------
                                   Joseph Hernon
                                   Chief Financial Officer

                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                 Page
-----------                                                 ----

99.1            Press Release, dated September 30, 1997       5